Exhibit 10.3
F21.106
DATED 15 December 2010
GRAND AFFECTION S.A.
GRAND AFFINITY S.A.
(as Borrowers)
— and —
NEWLEAD HOLDINGS LTD.
(as New Corporate Guarantor)
— and —
DVB BANK SE
and others
(as Lenders)
— and —
DVB BANK SE
(as Agent)
— and —
DVB BANK SE
(as Security Agent)

THIRD SUPPLEMENTAL AGREEMENT
TO A SECURED LOAN FACILITY AGREEMENT
DATED 9 JULY 2010 AS AMENDED AND SUPPLEMENTED
BY A FIRST SUPPLEMENTAL AGREEMENT
DATED 14 JULY 2010 AND A SECOND
SUPPLEMENTAL AGREEMENT
DATED 9 NOVEMBER 2010

STEPHENSON HARWOOD
Ariston Building
2 Filellinon Street & Akti Miaouli
Piraeus 185 36
Greece
Tel: +30 210 4295 160
Fax: +30 210 4295 166
Ref: F21.106

THIRD SUPPLEMENTAL AGREEMENT
Dated: 15 December 2010
BETWEEN:-
(1)	GRAND AFFECTION S.A. (“Affection”) and GRAND AFFINITY S.A. (“Affinity”), each a company incorporated under the laws of the Marshall Islands with its registered address at c/o The Trust Company of the Marshall Islands Inc., The Trust Company Complex, Ajeltake Island, Ajeltake Road, Majuro, Marshall Islands M.H. 96960; and (together the “Borrowers” and each a “Borrower”) jointly and severally; and

(2)	NEWLEAD HOLDINGS LTD., a company incorporated according to the laws of Bermuda, with its registered office at Canons Court, 22 Victoria Street, Hamilton HM12, Bermuda (the “New Corporate Guarantor”); and

(3)	the banks listed in schedule 1 of the loan agreement, each acting through its office at the address indicated against its name in schedule 1 (together the “Lenders” and each a “Lender”); and

(4)	DVB BANK SE, acting as agent, as underwriter and as arranger through its office at Platz der Republik 6, D-60325 Frankfurt am Main, Federal Republic of Germany (in that capacity the “Agent”); and

(5)	DVB BANK SE, acting as security agent through its office at Platz der Republik 6, D-60325 Frankfurt am Main, Federal Republic of Germany (in that capacity the “Security Agent”).
SUPPLEMENTAL TO a Secured Loan Facility Agreement dated 9 July 2010 as amended and supplemented by a first supplemental agreement dated 14 July 2010 and as further amended and supplemented by a second supplemental agreement dated 9 November 2010 (together, the “Loan Agreement”) each made between, inter alia, (1) the Lenders, as lenders, (2) the Agent, acting as agent for the Lenders, (3) the Security Agent, acting as security agent for the Lenders and (4) the Borrowers, each of the Republic of the Marshall Islands, as joint and several borrowers, on the terms and subject to the conditions of which the Lenders have agreed to advance to the Borrowers, on a joint and several basis, an aggregate amount not exceeding forty eight million United States Dollars (US$48,000,000) (the “Loan”) in order to assist the Borrowers in pre-delivery and post-

delivery finance of part of the aggregate Contract Price of the Vessels and to refinance certain Existing Indebtedness.
WHEREAS:-
(A)	The Borrowers and the New Corporate Guarantor have, inter alia, requested that, each Borrower’s shares be transferred to Newlead Bulker Holdings Inc. of the Republic of the Marshall Islands.

(B)	The Lenders, the Agent, the Security Agent, the Borrowers and the New Corporate Guarantor have agreed to amend the Loan Agreement on the terms and subject to the conditions contained in this Third Supplemental Agreement.
IT IS AGREED THAT:-
1	Interpretation
1.1	In this Third Supplemental Agreement the following words and expressions shall have the following meanings:-
1.1.1	“Additional Security Documents” means this Third Supplemental Agreement, the New Share Pledges and any other agreement or document which may at any time be executed by any person as additional security for the payment of all or any part of the Indebtedness.

1.1.2	“Effective Date” means the date on which the Agent confirms to the Borrowers in writing substantially in the form set out in Schedule 1 that all of the conditions referred to in Clause 2.1 have been satisfied, which confirmation the Agent shall be under no obligation to give if an Event of Default shall have occurred.

1.1.3	“New Share Pledges” means the first priority pledges of all the issued shares of each Borrower in favour of the Security Agent in such form and containing such terms and conditions as the Security Agent shall require.

1.1.4	“New Pledgor” means Newlead Bulker Holdings Inc. a company incorporated under the laws of the Republic of the Marshall Islands with its registered address at c/o The Trust Company of the Marshall Islands Inc., The Trust Company Complex, Ajeltake Island, Ajeltake Road, Majuro, Marshall Islands M.H. 96960.
1.1.5	“Third Supplemental Agreement” means the agreement herein contained.
1.2	All words and expressions defined in the Loan Agreement shall have the same meaning when used in this Third Supplemental Agreement unless the context otherwise requires, and clause 1.2 of the Loan Agreement shall apply to the interpretation of this Third Supplemental Agreement as if it were set out in full.

1.3	All obligations, representations, warranties, covenants and undertakings of the Borrowers under or pursuant to this Third Supplemental Agreement shall, unless otherwise expressly provided, be entered into, made or given by them jointly and severally.
2	Conditions
2.1	Before Clause 4 of this Third Supplemental Agreement shall take effect, the Security Parties shall deliver or cause to be delivered to or to the order of the Agent the following documents and evidence:-
2.1.1	A copy of the constitutional documents of the New Pledgor together with such other evidence as the Agent may reasonably require that the New Pledgor is duly incorporated in its country of incorporation and remains in existence with power to enter into, and perform its obligations under, the Relevant Documents to which the New Pledgor is or is to become a party.

2.1.2	A certificate of a duly authorised officer of the New Pledgor certifying that each copy document relating to it is correct, complete and in full force and effect as at a date no earlier than the date of this Third Supplemental Agreement and setting out the names of the directors, officers and shareholders of the New Pledgor and the proportion of shares held by each shareholder.

2.1.3	An original executed and legalised resolution of the directors and an original executed and legalised resolution of the shareholders of the New

Pledgor (together, where appropriate, with signed waivers of notice of any directors’ or shareholders’ meetings) approving, and authorising or ratifying the execution of, the New Share Pledges;
2.1.4	The executed original and legalised power of attorney of each of the New Pledgor under which the New Share Pledges, are to be executed by the New Pledgor.

2.1.5	A certificate of incumbency from a duly authorised officer of each of the Borrowers and the New Corporate Guarantor confirming that none of the documents delivered to the Lender pursuant to Clause 3.1 of the Loan Agreement have been amended or modified in any way since the date of their delivery to the Agent, or copies, certified by a duly authorised officer of the Security Party in question as true, complete, accurate and neither amended nor revoked, of any which have been amended or modified.

2.1.6	A certificate of good standing in respect of each of the Borrowers, the New Corporate Guarantor and the New Pledgor.

2.1.7	The Additional Security Documents, together with all notices and other documents required by any of them, duly executed.

2.1.8	A letter from Holman Nominees Limited, Marlow House, Lloyds Avenue, London EC3N 3AL, England (tel.: + 44 (0) 20 7488 2300 / Fax: + 44 (0) 20 7481 0316) accepting their appointment by each of the Borrowers, the New Corporate Guarantor and the New Pledgor as agent for service of proceedings pursuant to this Third Supplemental Agreement.

2.1.9	If required by the Agent, confirmation satisfactory to the Lenders that all legal opinions required by the Lender will be given substantially in the form required by the Agent.
2.2	If the Agent agrees that Clause 4 of this Third Supplemental Agreement shall take effect prior to the Effective Date, the Borrowers and the New Corporate Guarantor

undertake to deliver all outstanding documents and evidence to or to the order of the Agent no later than the date specified by the Agent, which however, shall not be taken as a waiver of the Agent’s right to require production of all the documents and evidence required by Clause 2.1.
2.3	All documents and evidence delivered to the Agent pursuant to this Clause shall:-
2.3.1	be in form and substance acceptable to the Agent;

2.3.2	be accompanied, if required by the Agent, by translations into the English language, certified in a manner acceptable to the Agent; and

2.3.3	if required by the Agent, be certified, notarised, legalised or attested in a manner acceptable to the Agent.
3	Representations and Warranties

Each of the representations and warranties contained in clause 11 of the Loan Agreement and clause 2 of the New Corporate Guarantee shall be deemed repeated by the Borrowers and the New Corporate Guarantor at the date of this Third Supplemental Agreement and at the Effective Date, by reference to the facts and circumstances then pertaining, as if references to the Finance Documents included this Third Supplemental Agreement.

4	Amendments to the Loan Agreement

With effect from the Effective Date, the Loan Agreement and the Security Documents shall be read and construed as if:-
4.1	the definitions of “Pledgor” and “Share Pledges” set out in clause 1.1 of the Loan Agreement were deleted and replaced with the definitions of New Pledgor and New Share Pledges contained in Clause 1.1.4 and Clause 1.1.3 respectively;

4.2	all references in the Loan Agreement and the Security Documents to “Share Pledges” and “Pledgor” were references to the “New Share Pledges” and “New Pledgor” respectively;

4.3	the definition of “Security Parties” set out in clause 1.1 of the Loan Agreement was amended to include the New Pledgor and exclude the Pledgor; and

4.4	the definition of “Security Documents” set out in clause 1.1 of the Loan Agreement was amended to include the Additional Security Documents and exclude the Share Pledges;
All other terms and conditions of the Loan Agreement and the New Corporate Guarantee shall remain unaltered and in full force and effect.

5	Confirmation and Undertaking
5.1	Each of the Borrowers and the New Corporate Guarantor confirms that all of its respective obligations under or pursuant to each of the Security Documents to which it is a party remain in full force and effect, despite the amendments to the Loan Agreement made in this Third Supplemental Agreement, as if all references in any of the Security Documents to the Loan Agreement were references to the Loan Agreement as amended and supplemented by this Third Supplemental Agreement.

5.2	The definition of any term defined in any of the Security Documents shall, to the extent necessary, be modified to reflect the amendments to the Loan Agreement made in or pursuant to this Third Supplemental Agreement.
6	Communications, Law and Jurisdiction

The provisions of clauses 18 and 23 of the Loan Agreement shall apply to this Third Supplemental Agreement as if they were set out in full and as if references to the Loan Agreement were references to this Third Supplemental Agreement.

Schedule 1
Effective Date Confirmation
To:	GRAND AFFECTION S.A.
GRAND AFFINITY S.A.
each of The Trust Company Complex
Ajeltake Island, Ajeltake Road Majuro,
Marshall Islands M.H. 96960
NEWLEAD HOLDINGS LTD.,
Canons Court, 22 Victoria Street, Hamilton HM12, Bermuda
We, DVB BANK SE, refer to the Third Supplemental Agreement dated 15 December 2010 (the “Third Supplemental Agreement”) relating to a secured loan facility agreement dated 9 July 2010 as amended and supplemented by a first supplemental agreement dated 14 July 2010 and as further amended and supplemented by a second supplemental agreement dated 9 November 2010 (together, the “Loan Agreement”) each made between, inter alia, you as Borrowers, the banks listed in it as the Lenders, ourselves as the Agent and ourselves as the Security Agent, in respect of a loan to you from the Lenders of up to forty eight million United States Dollars (US$48,000,000).
We hereby confirm that all conditions precedent referred to in Clause 2.1 of the Third Supplemental Agreement have been satisfied. In accordance with Clauses 1.1 and 4 of the Third Supplemental Agreement the Effective Date is the date of this confirmation and the amendments to the Loan Agreement are now effective.
Dated: 15 December 2010
Signed:
Nigel Vaughan Bowen-Morris
for and on behalf of
DVB BANK SE

IN WITNESS of which the parties to this Third Supplemental Agreement have executed this Third Supplemental Agreement the day and year first before written.

SIGNED and DELIVERED as a DEED by	)
GRAND AFFECTION S.A.	)
acting by Panagiotis Peter Kallifidas	)	/s/ Panagiotis Peter Kallifidas
in the presence of: Dimitrios Beis	)	/s/ Dimitrios Beis

SIGNED and DELIVERED as a DEED by	)
GRAND AFFINITY S.A.	)
acting by Panagiotis Peter Kallifidas	)	/s/ Panagiotis Peter Kallifidas
in the presence of: Dimitrios Beis	)	/s/ Dimitrios Beis

SIGNED and DELIVERED as a DEED by	)
NEWLEAD HOLDINGS LTD.	)
acting by Panagiotis Peter Kallifidas	)	/s/ Panagiotis Peter Kallifidas
in the presence of: Dimitrios Beis	)	/s/ Dimitrios Beis

SIGNED and DELIVERED as a DEED by	)
DVB BANK SE (as a Lender))
acting by Nigel Vaughan Bowen-Morris	)	/s/ Nigel Vaughan Bowen-Morris
its duly authorised attorney-in-fact	)
in the presence of: Dimitrios Beis	)	/s/ Dimitrios Beis

SIGNED and DELIVERED as a DEED by	)
DVB BANK SE (as the Agent))
acting by Nigel Vaughan Bowen-Morris	)	/s/ Nigel Vaughan Bowen-Morris
its duly authorised attorney-in-fact	)
in the presence of: Dimitrios Beis	)	/s/ Dimitrios Beis

SIGNED and DELIVERED as a DEED by	)
DVB BANK SE (as the Security Agent))
acting by Nigel Vaughan Bowen-Morris	)	/s/ Nigel Vaughan Bowen-Morris
its duly authorised attorney-in-fact	)
in the presence of: Dimitrios Beis	)	/s/ Dimitrios Beis

SIGNED and DELIVERED as a DEED by	)
Norddeutsche Landesbank Girozentrale	)
(as a Lender))
acting by Nigel Vaughan Bowen-Morris	)	/s/ Nigel Vaughan Bowen-Morris
its duly authorised attorney-in-fact	)
in the presence of: Dimitrios Beis	)	/s/ Dimitrios Beis

SIGNED and DELIVERED as a DEED by	)
EMPORIKI BANK OF GREECE S.A.	)
(as a Lender))
acting by Chryssa Voulgari and Christina Margelou	)	/s/ Chryssa Voulgari
its duly authorised attorney-in-fact	)	/s/ Christina Margelou
in the presence of: Dimitrios Beis	)	/s/ Dimitrios Beis